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                                                                   Exhibit 10.4









                        CHICAGO BRIDGE & IRON COMPANY
                          DEFERRED COMPENSATION PLAN













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                        CHICAGO BRIDGE & IRON COMPANY
                          DEFERRED COMPENSATION PLAN

                                  ARTICLE I

                    ESTABLISHMENT, OBJECTIVES AND DURATION

     1.1 Establishment of Plan. Chicago Bridge & Iron Company, a Delaware corporation wholly-owned by Chicago Bridge & Iron Company N.V., a Netherlands corporation, hereby establishes an elective deferred compensation plan, to be known as the "Chicago Bridge & Iron Company Deferred Compensation Plan" (the "Plan") as set forth in this document.

     1.2 Effective Date. The Plan shall become effective as of January 1, 1998. The Plan applies only to individuals who are employees or directors of the Company or Subsidiaries on or after that effective date. The Plan shall remain in effect until terminated as provided in Article VIII.

     1.3 Objectives. The Plan is an unfunded deferred compensation arrangement for a select group of management or highly compensated employees and directors of the Company. The Plan is intended to provide participating employees and directors with the opportunity to defer compensation that is otherwise payable to them as Salary, as Bonus under the Incentive Compensation Program, and as Directors' Fees.


                                  ARTICLE II

                                 DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     2.1 "Account" means any of the separate bookkeeping accounts maintained for each Participant representing the Participant's total credits under Article IV of the Plan. The Plan Administrator may maintain such subaccounts within any Account as the Plan Administrator deems necessary or desirable.

     2.2 "Award" has the meaning prescribed for that term in the Long-Term Incentive Plan.

     2.3 "Board" means the Board of Directors of the Company.

     2.4 "Bonus" means an Employee's annual incentive bonus payable under the Company's Incentive Compensation Program (including without distinction target payments based on meeting the Company's annual goals and discretionary payments).

     2.5 "Change Date, as of which a Participant may change the deemed investment of his or her Account or of future contributions to his or her Account, means any date as of which such change may become effective under procedures for such changes established by the Plan Administrator.



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     2.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.7 "Company" means Chicago Bridge & Iron Company, a Delaware corporation.

     2.8 "Director" means a member of the Board or a member of the Board of Directors of any Subsidiary (whether or not an Employee of the Company).

     2.9 "Directors' Fees" means the compensation payable in cash to a Director for his or her services as a Director.

     2.10 "Employee" means any employee of the Company or its Subsidiaries.

     2.11 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     2.12 "Incentive Compensation Program means the Chicago Bridge & Iron Company Incentive Compensation Program as in effect from time to time.

     2.13 "Long-Term Incentive Plan" means the Chicago Bridge & Iron Company Long Term Incentive Plan as in effect from time to time.

     2.14 "Measurement Fund" means a publicly traded or offered mutual fund or funds from the following list of funds managed by T. Rowe Price Associates, Inc. or one of its affiliates, which a Participant may select under Section 4.3 to determine the subsequent income (or loss) on his or her deferrals:

               Blue Chip Fund
               Balanced Fund
               Equity Income Fund
               Equity Index
               New Horizons
               Prime Reserve
               Spectrum Income
               Spectrum Growth
               International Stock

     2.15 "Participant" means an Employee or Director who is eligible to participate in the Plan accordance with Section 3.1 and elects to defer compensation under this Plan pursuant to Section 4.1.

     2.16 "Plan Administrator" means the Company.

     2.17 "Plan Year" means the fiscal year of the Company, which until changed is the calendar year.

     2.18 "Salary" means an employee's base salary, determined without regard to Bonuses, Awards or any other incentive compensation, and without regard to elective deferrals under the Savings Plan, any cafeteria plan under Section 125 of the Code, or this Plan.


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     2.19 "Savings Plan" means the Chicago Bridge & Iron Savings Plan, as amended from time to time.

     2.20 "Subsidiary" means any corporation (other than the Company) in which Chicago Bridge & Iron Company N.V. (the "Parent") owns, directly or indirectly through the Company or Subsidiaries, at least fifty percent (50% of the total combined voting power of all classes of stock, or any other entity (including but not limited to partnerships and joint ventures) in which the Parent owns, directly or indirectly through the Company or Subsidiaries, at least fifty percent (50%) of the capital or profits interest.

     2.21 "Trust" means the trust, of the type commonly known as a "rabbi" trust, established in connection with this Plan pursuant to Section 8.2.

     2.22 "Trustee" means the Trustee of the Trust.

     2.23 "Valuation Date" means the last day of each Plan Year and such other dates as the Plan Administrator makes a determination of the value of Participants' Accounts.


                                 ARTICLE III

                                PARTICIPATION

     3.1 Eligibility. An Employee of the Company or any Subsidiary shall be eligible to participate in this Plan if he or she is (i) a management or highly compensated employee within the meaning of Sections 201(2), 301(a)(3), and 401(a)(2) of ERISA, (ii) a participant in the Long-Term Incentive Plan or eligible to receive a Bonus under the Incentive Compensation Program, and (iii) affirmatively selected by the Company to participate in this Plan and notified by the Company of his or her eligibility pursuant to Section 3.2. A Director of the Company or any Subsidiary shall be eligible to participate in this Plan.

     3.2 Participation. The Company shall advise each eligible Employee selected for Participation, and each Director, of his or her eligibility and afford him or her the opportunity to defer compensation in accordance with
Section 4.1. An eligible Employee or a Director shall become a Participant upon first electing to defer compensation under Section 4.1.

     3.3 Duration of Participation. A Participant shall continue to be a Participant until the Participant's termination of service as an Employee or Director with the Company and all Subsidiaries, and thereafter shall be an inactive Participant for so long as he or she is entitled to a benefit from the Plan. A Participant who remains an Employee of the Company or a Subsidiary but who for any reason does not meet the requirements of Section 3.1 for a Plan Year shall be an inactive Participant for such Plan Year, but shall be eligible to again become an active Participant in any later Plan Year for which he or she meets those requirements.

                                  ARTICLE IV


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                            DEFERRED COMPENSATION

      4.1 Deferral of Compensation. For each Plan Year, each Participant may elect, on a form provided by the Plan Administrator substantially in the form of Exhibit A, to defer part of his or her Salary, part or all of his or her Bonus, and part or all of his or her Directors' Fees, as follows:

      (a) Salary Deferral. A Participant may elect to defer any whole percentage up to and including 50% of his or her Salary.

      (b) Bonus Deferral. A Participant may elect to defer (i) any whole percentage up to and including 100% of his or her Bonus, (ii) a stated dollar amount of his or her Bonus, or (iii) all of his or her Bonus (if any) in excess of a stated dollar amount. Notwithstanding such election, in no event will the Bonus deferral exceed the actual Bonus to which he or she turns out to be entitled under the Incentive Compensation Program.

      (c) Directors' Fees Deferral. A Participant may elect to defer any whole percentage up to and including 100% of his or her Directors' Fees.

Amounts deferred under Section 4.1 will be credited to an Account for the Participant at such time or times as the Salary, Bonus or Directors' Fees would otherwise have been paid to the Participant in cash.

      4.2 Time of Election. This election shall be made during the ninety-day period preceding the first day of the Plan Year. If an individual becomes a Participant in mid-year, he or she may make this election, but only respecting Salary, Bonus and Directors' Fees for services to be performed after he or she makes the election, within 30 days of the date he or she becomes a Participant. For this purpose, the Bonus for any year (paid after the close of that year) shall be deemed to be for services performed ratably over the course of the year; and notwithstanding a mid-year Participant's election under Section 4.1, the portion of any Bonus which may be deferred under this Plan shall not exceed the ratable portion of Bonus earned after the Participant makes his or her election. A Participant may not elect to increase, decrease, or cease his or her Salary, Bonus or Directors' Fees deferral at any time during the Plan Year under this Plan. However, the Participant may make a new and different election (or revoke his or her election) for the following Plan Year during the election period for that following Plan Year. If a Participant does not change his or her current year's election within the election period for the following year, his or her current year's election will continue in effect for the
following year.   Every deferral election under this Plan shall be effective only with respect to Salary, Bonus and Directors' Fees not yet earned as of the date of the election.

      4.3 Suspension of Deferral for Hardship. In the event of an unforeseeable emergency that entitles the Participant to a distribution from his Account under Section 6.3, or in the event that the Participant applies for and receives a distribution by reason of hardship from the Savings Plan (determined under the provision of that plan and applicable regulations under Section
401(k) of the Code), deferral shall be canceled with respect to any Salary, Bonus and Directors' Fees that would not yet have been paid to the Participant in cash if the Participant had not made a deferral election. The


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Participant may make a new deferral election for the following year, subject to any restrictions on deferral in this Plan or the Savings Plan.

     4.4 Income (or Loss) on Credits.   For purposes of determining income (or
loss) on a Participant's Account, the Account shall be deemed invested in such Measurement Funds as the Participant may designate from time to time under procedures established by the Plan Administrator. The designation of Measurement Funds from time to time shall apply to all deferrals (of Salary, Bonus and Directors' Fees) and to the Participant's entire Account, until changed. Designation of Measurement Funds shall be in whole percentages of a Participant's deferrals, or of the balance of his or her Account, which percentages shall add up to 100%. If the Participant does not otherwise designate a Measurement Fund under procedures established by the Plan Administrator, his or her Account shall be deemed invested in the Prime Reserve Measurement Fund.

     As of any Change Date, a Participant may change the designation or allocation of Measurement Funds to determine income (or loss) on future credits of deferred compensation, or may change the existing allocation of his or her Account among Measurement Funds, under procedures established by the Plan Administrator to implement such changes.

     For purposes of determining income (or loss), a Participant's deferred compensation shall be deemed to have been invested in Measurement Funds as soon as reasonably practicable after the date as of which they are credited under
Section 4.1, and in all events by the fifteenth (15th) business day of the month after the month in which they are credited under Section 4.1. For purposes of determining income (or loss), a Participant's Account shall be deemed to have been reinvested in the newly-designated Measurement Funds as soon as reasonably practicable under the procedures established by the Plan Administrator to implement such changes.

     4.5 Statements. The Plan Administrator shall give each Participant a statement of the value of his or her Account, and the Measurement Funds then in effect for that Account, as of and as soon as reasonably practicable after the Valuation Date which falls on the last day of the Plan Year. The Plan Administrator may, but shall not be required to, provide similar statements as of any intervening quarterly Valuation Date. The value of a Participant's Account, and the applicable Measurement Funds, as of the applicable Valuation Date, shown on any such statement shall be conclusive and binding on both the Company and the Participant absent bad faith or manifest error unless the Participant brings error to the attention of the Plan Administrator by filing a claim for clarification of his or her future rights to benefits pursuant to
Section 7.3 within ninety (90) days after receiving that statement.


                                  ARTICLE V

                                   VESTING

     5.1 Vesting. A Participant shall be fully vested in his or her Account at all times.


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                                  ARTICLE VI

                             PAYMENT OF BENEFITS

     6.1 Distribution Options.  Simultaneously with his or her election under
Section 4.1, a Participant shall elect, on a form provided by the Plan Administrator substantially in the form of Exhibit B, and delivered to the Plan Administrator, one of the following distribution dates and one of the following distribution methods for payment of his or her Account:

     (a) Distribution Dates:

            (i)   Termination.  The Participant's termination of employment;

            (ii) Designated Date. The first day of a designated calendar month in a designated calendar year;

            (iii) Designated Post-Employment Deferral.  The first day of the calendar month that follows the Participant's termination of employment by a designated number (not more than 120) of months.

            Notwithstanding an election of (ii) or (iii) above, the distribution date shall be the date of termination of employment if employment terminates due to death or disability. In the case of a Director, termination of employment shall mean the first date that he or she is neither an Employee or Director of the Company or any Subsidiary.

     (b) Distribution Methods:

            (i)   Lump Sum.  A distribution in a single lump sum.

            (ii) Installments. A distribution in annual, quarterly or monthly installments over a period, not exceeding 10 years, elected by the Participant; with the amount of each installment being the balance of the Participant's Account subject to this distribution option as of the Valuation Date preceding payment divided by the number of installments (including the current installment) remaining to be paid.

            In either case the lump sum payment or the first installment payment shall be made as soon as practicable (and in all events within thirty (30) days) after the Participant's distribution date and any remaining installment payments shall be made in January of each successive year until payments are completed.

            If upon a Participant's termination of employment no election of distribution date or distribution method is in effect, distribution shall be made as soon as practicable after his or her termination of employment in a single lump sum.


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     6.2 Changes in Distribution Options.  A Participant may change his or her previously elected distribution option on a form provided by the Plan Administrator substantially in the form of Exhibit B, and delivered to the Plan Administrator. But no change in a Participant's distribution option after his or her initial election of a distribution option will become effective (for distribution upon or after) a subsequent termination of employment) until a date which is (i) at least six months after the date the change of election is filed with the Plan Administrator, and (ii) is in the Plan Year after the Plan year in which the change of election is filed with the Plan Administrator. The distribution date and distribution method upon or after a Participant's termination of employment shall therefore be determined by his or her most recent distribution option election that meets the foregoing requirements, except as provided in Sections 6.1, 6.3 and 6.4.

     6.3 Unforeseeable Emergency. The Plan Administrator, upon request of a Participant and substantiation acceptable to the Plan Administrator in its sole discretion, may direct premature distribution of part or all of a Participant's Account either during employment or after his or her employment terminates, upon an unforeseeable emergency affecting the Participant. For this purpose, an unforeseeable emergency is a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, as determined by the Plan Administrator taking into account the facts of each case. An unforeseeable emergency does not include the need to send a Participant's child to college or the desire to purchase a home. The amount distributable shall not exceed the amount necessary to relieve the hardship caused by the unforeseeable emergency after taking into consideration the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant's assets (to the extent such liquidation would not itself cause severe financial hardship), or by cessation of compensation deferral under this Plan or elective deferrals under the Savings Plan.

     6.4 Small Installments and Account Balances. If for any reason, at any time after a Participant's employment terminates and before the date (if any) installment payments actually begin, the balance of his or her Account (or portion of an Account payable to a single Beneficiary) is less than $10,000, then notwithstanding anything in this Plan or any Participant's election to the contrary, the Participant's Account (or such portion) shall be distributed in a single lump sum as soon as practicable. If for any reason, at any time after a Participant's employment terminates and on or after the date installment payments actually begin, the amount of any installment payable to a Participant or Beneficiary is less than a minimum amount of $500 (for a monthly installment), $1,500 (for a quarterly installment) or $6,000 (for an annual installment), then notwithstanding anything in this Plan or any Participant's election to the contrary, each installment shall be in the applicable foregoing minimum amount and installments shall continue only until the Account is exhausted. If for any reason the distributee of benefits under this Plan is an estate, the Plan Administrator in its sole discretion may pay to the estate the entire balance of the Account that is distributable to the estate in a single lump sum.

     6.5 Form of Payment. All benefits under this Plan shall be paid by negotiable check or other cash equivalent from the Trust or other general funds of the Company.

     6.6 Beneficiary. Any amounts payable under this Plan after the death of the Participant shall be paid to the Participant's Beneficiary at the time and in the method determined by the Participant


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pursuant to Section 6.1, subject to Sections 6.2 and 6.3.  A Participant may designate the Beneficiary or Beneficiaries (who may be named contingently or successively) to receive such amounts. Each designation of Beneficiary shall be on a form provided by the Plan Administrator substantially in the form of Exhibit C, signed by the Participant and filed with the Plan Administrator during the Participant's lifetime. A Participant may revoke such designation (without the consent of any Beneficiary) and make a new designation of Beneficiary by filing a new form in like manner. A properly completed and executed change in a designation of Beneficiary shall take effect immediately upon being filed with the Plan Administrator during the Participant's lifetime. If upon a Participant's death no valid designation of Beneficiary is on file with the Plan Administrator, or if a Beneficiary dies before payments are completed and there are no living contingent or successive Beneficiaries, then any remaining payments under this Plan shall be made (1) to the Participant's surviving spouse, if any, or (2) if there is no surviving spouse, then in equal shares to his or her children (with the then-living descendants of any deceased child taking that child's share per stirpes), or (3) if there are neither a surviving spouse nor surviving children or their descendants, then to estate of the last to die of the Participant and all designated Beneficiaries.

     6.7 Rights of Beneficiary. The Beneficiary of a Participant who has died shall have the same right as the Participant to designate Measurement Funds under Section 4.3, and receive a statement under Section 4.4, for the Account (or portion of an Account) as to which he or she is a Beneficiary.

     6.8 Facility of Payment. In the event any distribution is payable under this Plan to a minor or other individual who is legally, physically or mentally incompetent to receive such payment, the Plan Administrator in its sole discretion shall pay such benefits to one or more of the following persons:

     (a) Directly to such minor or other person.

     (b) To the legal guardian or conservator of such minor or other person;

     (c) To the spouse, parent, brother, sister, child or other relative of such minor or other person for the use of such minor or other person.

The Plan Administrator shall not be required to see to the application of any distribution so made to any of such persons, but the receipt therefor shall be a full discharge of the liability of the Plan, the Plan Administrator, the Company, and the Trustee to such minor or other person.


                                 ARTICLE VII
                                ADMINISTRATION

     7.1 Company as Plan Administrator. The Plan will be administered by the Company.

     7.2 Power of the Plan Administrator. The Plan Administrator shall have the power and authority in its sole and absolute discretion:


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      (a)  To construe and interpret the Plan, determine the application of the Plan to situations where such application is unclear or disputable, and make equitable adjustments for any mistakes or errors made in the administration of the Plan.

      (b) To determine all questions arising in the administration of the Plan, including the power to determine the rights of Participants and their beneficiaries and the amount of their respective benefits;

      (c) To adopt such rules, regulations and forms as it may deem necessary for the proper and efficient administration of the Plan consistent with its purposes;

      (d) To enforce the Plan in accordance with its terms and the rules, regulations and forms adopted by the Plan Administrator;

      (e) To take such action and establish such procedures as it deems necessary or appropriate to coordinate deferrals and benefits under this Plan with the Incentive Program, the Long-Term Incentive Plan, the Chicago Bridge & Iron Company Excess Benefit Plan, or the Trust;

      (f) To take such action and establish such procedures as it deems necessary or appropriate to implement Participant designations of Measurement Funds and coordinate the investment of Trust assets with such designations to reduce or eliminate the Company's exposure to market fluctuations.

      (g) To instruct the Trustee regarding payments from the Plan and to provide, amend, and supplement from time to time a schedule of payments to be made from the Trust for purposes of the Plan;

      (h) To employ such counsel, auditors, actuaries, or other specialists (who may be counsel, auditors, actuaries or other specialists for the Company) and to engage such clerical or other services to the extent such services are not provided by the Company;

      (i) To delegate such of its powers and authorities to such person or persons, with his, her, its or their consent, as the Plan Administrator may appoint;

      (j) To do all other things the Plan Administrator deems necessary or desirable for the advantageous administration of the Plan and to make the Plan fully effective in accordance with its terms and intent.

      7.3 Claims for Benefits. No claim shall be necessary for payments routinely due to begin under the terms of the Plan. Any claim for benefits not received or received in an improper amount or time, or any claim for clarification of a Participant's or Beneficiary's future rights to benefits, shall be made in writing to the Plan Administrator. The Plan Administrator shall decide each claim and give the person making the claim (a "Claimant") written notice of the disposition of the claim within 90 days after the claim is filed. If the Plan Administrator denies a claim, the notice of denial shall be in writing, shall contain the specific reason or reasons for the denial of the claim, shall contain a specific reference to the pertinent Plan provisions upon which the denial is based, shall contain a description of any


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additional material or information necessary for the claimant to perfect the claim along with an explanation why such material or information is necessary, and shall contain an explanation of the Plan's claims review procedures.

     Within 60 days after receipt by the Claimant of a written notice of denial of a claim, the Claimant may file a written request with the Company for a full and fair review of the denial of the claim for benefits by a panel of three officers of the Company who are also members of the Board of Managing Directors of Chicago Bridge & Iron Company B.V., a Netherlands corporation; provided that no such member may serve on an Appeals Panel particularly respecting his or her own claim for benefits. In connection with a claimant's appeal of the denial of the benefit, the Claimant may review pertinent documents and may submit issues and comments in writing. The Appeals Panel shall deliver to the Claimant a written decision on the claim promptly, but not later than sixty days after the Claimant's request for review. Such decision shall be written in a manner calculated to be understood by the Claimant, shall include specific reasons for the decision, and shall contain specific references to the pertinent Plan provisions upon which the decision is based. The decision of the Appeals Panel shall be final, conclusive and binding on all persons.

                                 ARTICLE VIII

                                MISCELLANEOUS

     8.1 Funding Policy. The Accounts under this Plan are merely unfunded bookkeeping accounts of the Company and all payments under this Plan shall be deemed made by the Company from general assets available to all unsecured creditors of the Company in the event of its insolvency. All Participants have merely the status of general unsecured creditors of the Company and the Plan is merely a promise by the Company to make benefit payments in the future. It is the intent of the Company that the arrangements under this Plan be unfunded for tax purposes and for purposes of Title I of ERISA.

     8.2 Trust. The Company shall create for purposes of this Plan a Trust of the type commonly referred to as a "rabbi" trust. The terms of the Trust shall be substantially similar (but need not be identical) to the terms of the model trust published by the Internal Revenue Service in Rev. Proc. 92-64. The Company shall transfer assets to the Trustee to hold and to make distributions under this Plan on behalf of the Company. The assets so held in trust shall remain the general assets of the Company, which is the grantor under the Trust. The rights of Participants and their Beneficiaries under this Plan and the Trust shall be exclusively unsecured contractual rights. No Participant or Beneficiary shall have any right, title or interest whatsoever in the Trust.

     8.3 No Employment Rights. Nothing in this Plan shall confer any greater employment rights on a Participant than he or she otherwise may have.

     8.4 Withholding. The Company may withhold from amounts payable under this Plan any amounts as it reasonably deems required under any federal, state or local revenue law applying to such payments.

     8.5 No Assignment. The Participant's rights to benefit payments under this Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge encumbrance,


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attachment or garnishment by creditors of the Participant or the Participant's beneficiary other than by a "qualified domestic relations order" (within the meaning of Section 206(d)(3)(B)(i) of ERISA).

     8.6 Expenses. Expenses of administering the Plan shall be borne by the Company.

     8.7 Amendment and Termination. The Company may amend or terminate this Plan at any time and in its sole discretion, by (and only by) written instrument executed on behalf of the Company by an officer of the Company who is also a member of the Board of managing Directors of Chicago Bridge & Iron Company, B.V. a Netherlands corporation. Any such amendment or termination shall be binding on the Company and all Participants and their Beneficiaries, even though it may be retroactive and applicable to Participants whose employment by the Company or Subsidiaries has terminated. However, no amendment or termination of the Plan shall adversely affect the right of a Participant to payment of a benefit that he or she would be entitled to (then or thereafter) under the terms of the Plan if his or her employment terminated immediately before the adoption of such amendment or termination of the Plan, unless such amendment or termination of the Plan in the reasonable judgment of the Plan Administrator is required to comply with applicable law or to preserve the tax treatment of benefits under this Plan for the Company or for the Participant, or is consented to by the affected Participant.

     Notwithstanding anything in this Plan to the contrary, upon termination of the Plan the Company may in its sole discretion pay all Account balances to the Participants (or Beneficiaries) entitled thereto in a single lump sum.

     8.8 Successors. All obligations of the Company under this Plan shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

     8.9 Company Action. Except for matters on which this Plan specifically requires action by the Board or by a Company officer otherwise specified, any action or decision the Company is required or permitted to take under this Plan will be properly done if done in writing over the signature of the Company's Vice President - Human Resources and Administration (or if the Company has no officer with that title, then of the Company officer having substantially equivalent portion and responsibilities to a Vice President - Human Resources and Administration).

     8.10 Notice. Any notice that this Plan requires or permits the Company to receive will be properly given if sent by first class mail, postage paid and properly addressed, to the principal business address of the Company to the attention of the Company's Vice President - Human Resources and Administration (or if the Company has no officer with that title, then to the attention of the Company officer having substantially equivalent position and responsibilities to a Vice President - Human Resources and Administration). Any notice, or any check in payment of benefits, that this Plan requires or permits a Participant to receive will be properly given and received if sent to a Participant who is an Employee by regular interoffice distribution channels; or sent to any Participant or Beneficiary by first class mail, postage paid and properly addressed, to the last known residence address of the Participant or Beneficiary appearing on the records of the Company.


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     8.11 Governing Law.  This Plan is subject to Federal law under ERISA as applicable to plans described in Section 3(a) of ERISA but exempt from certain provisions of ERISA under Sections 201(2), 301(a)(3), and 401(a)(2) of ERISA, and is subject to the laws of the State of Illinois to the extent such laws are not pre-empted by ERISA.

     IN WITNESS WHEREOF the Company has caused this Chicago Bridge & Iron Company Deferred Compensation Plan to be executed by an authorized officer this 18th day of December, 1997.

                                            CHICAGO BRIDGE & IRON COMPANY



                                            By: /s/ Gerald M. Glenn
                                                ---------------------------

                                            Title: Chairman, President & C.E.O.
                                                   ----------------------------

                              TABLE OF CONTENTS

                                                                PAGE
                                                                ----

ARTICLE I - ESTABLISHMENT, OBJECTIVES AND DURATION............... 1
        1.1 Establishment of Plan ............................... 1
        1.2 Effective Date....................................... 1
        1.3 Objectives........................................... 1

ARTICLE II - DEFINITIONS......................................... 1
        2.1 Account ............................................. 1
        2.2 Award................................................ 1
        2.3 Board ............................................... 1
        2.4 Bonus ............................................... 1
        2.5 Change Date.......................................... 1
        2.6 Code................................................. 2
        2.7 Company.............................................. 2
        2.8 Director ............................................ 2
        2.9 Directors' Fees...................................... 2
        2.10 Employee ........................................... 2
        2.11 ERISA .............................................. 2
        2.12 Incentive Compensation Program...................... 2
        2.13 Long-Term Incentive Plan ........................... 2
        2.14 Measurement Fund.................................... 2
        2.15 Participant......................................... 2
        2.16 Plan Administrator.................................. 2
        2.17 Plan Year........................................... 2
        2.18 Salary.............................................. 2
        2.19 Savings Plan ....................................... 3
        2.20 Subsidiary ......................................... 3
        2.21 Trust .............................................. 3
        2.22 Trustee ............................................ 3
        2.23 Valuation Date...................................... 3

ARTICLE III - PARTICIPATION...................................... 3
        3.1  Eligibility ........................................ 3
        3.2 Participation........................................ 3
        3.3 Duration of Participation............................ 3

ARTICLE IV - DEFERRED COMPENSATION............................... 3
        4.1 Deferral of Compensation............................. 4
        4.2 Time of Election..................................... 4
        4.3 Suspension of Deferral for Hardship.................. 4
        4.4 Income (or Loss) on Credits.......................... 5
        4.5 Statements........................................... 5

                              TABLE OF CONTENTS

                                                                PAGE
                                                                ----
ARTICLE V - VESTING.............................................  5
        5.1 Vesting.............................................  5

ARTICLE VI - PAYMENT OF BENEFITS................................  6
        6.1 Distribution Options................................  6
        6.2 Changes in Distribution Options.....................  7
        6.3 Unforeseeable Emergency.............................  7
        6.4 Small Installments and Account Balances.............  7
        6.5 Form of Payment ....................................  7
        6.6 Beneficiary.........................................  7
        6.7 Rights of Beneficiary ..............................  8
        6.8 Facility of Payment ................................  8

ARTICLE VII - ADMINISTRATION ...................................  8
        7.1 Company as Plan Administrator.......................  8
        7.2 Power of the Plan Administrator.....................  8
        7.3 Claims for Benefits.................................  9

ARTICLE VIII - MISCELLANEOUS ................................... 10
        8.1 Funding Policy ..................................... 10
        8.2 Trust............................................... 10
        8.3 No Employment Rights ............................... 10
        8.4 Withholding......................................... 10
        8.5 No Assignment ...................................... 10
        8.6 Expenses ........................................... 11
        8.7 Amendment and Termination .......................... 11
        8.8 Successors.......................................... 11
        8.9 Company Action...................................... 11
        8.10 Notice............................................. 11
        8.11 Governing Law...................................... 12